Exhibit 99.1

eXp World Holdings Announces a 2-for-1 Stock Split

BELLINGHAM, Wash. — Jan. 19, 2021 — eXp World Holdings, Inc. (Nasdaq: EXPI), today announced that its Board of Directors has approved a 2-for-1 stock split in the form of a stock dividend to make stock ownership more accessible to employees and investors. Each stockholder of record on Jan. 29, 2021 will receive one additional share of common stock for each then-held share, which will be distributed after the close of trading on Feb. 12, 2021. eXp World Holdings common stock will begin trading on a stock split-adjusted basis on Feb. 16, 2021.

eXp’s innovation is centered on agents’ success, whether it is the real estate industry, Virbela’s work-from-anywhere technologies or the personal development space as represented by SUCCESS Enterprises.

“Our decision to effectuate this stock split provides added flexibility to continue leveraging various stock programs for our agents, brokers and staff that help fuel our growth,” said Glenn Sanford, Founder, Chairman and CEO of eXp World Holdings. “With the continued success of the company, we believe this stock split represents another positive milestone in eXp’s growth trajectory. As always, we’re focused on innovation and delivering on our overall value proposition for our agents, brokers, staff and customers.”

About eXp World Holdings, Inc.

eXp World Holdings, Inc. (Nasdaq: EXPI) is the holding company for eXp Realty, Virbela and SUCCESS Enterprises.

eXp World Holdings and its global brokerage, eXp Realty, is one of the fastest-growing real estate tech companies in the world with more than 42,000 agents in the United States, Canada, the United Kingdom, Australia, South Africa, India, Mexico, Portugal and France and continues to scale internationally. As a publicly traded company, eXp World Holdings provides real estate professionals the unique opportunity to earn equity awards for production goals and contributions to overall company growth. eXp World Holdings and its businesses offer a full suite of brokerage and real estate tech solutions, including its innovative residential and commercial brokerage model, professional services, collaborative tools and personal development. The cloud-based brokerage is powered by an immersive 3D platform that is deeply social and collaborative, enabling agents to be more connected and productive.

For more information, visit https://expworldholdings.com/.

Safe Harbor Statement

The statements contained herein may include statements of future expectations and other forward-looking statements that are based on management’s current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. Such forward-looking statements speak only as of the date hereof, and the company undertakes no obligation to revise or update them. These statements include, but are not limited to, statements about the economic and social effects of the COVID-19 pandemic; continued growth of our agent and broker base; expansion of our residential real estate brokerage business into foreign markets; demand for remote working and distance learning solutions and virtual events; development of our new commercial brokerage and our ability to attract commercial real estate brokers; and revenue growth and financial performance. Such statements are not guarantees of future performance. Important factors that may cause actual results to differ materially and adversely from those expressed in forward-looking statements include changes in business or other market conditions; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the company’s Securities and Exchange Commission filings, including but not limited to the most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

Media Relations Contact:

eXp World Holdings, Inc.

mediarelations@expworldholdings.com

Investor Relations Contact:

MZ Group – MZ North America

investors@expworldholdings.com